 Bread FinancialFirst Quarter 2022 Results  ©2022 Bread Financial | Confidential & Proprietary  1  Ralph AndrettaPresident & CEOPerry BebermanEVP & CFO  April 28, 2022  Exhibit 99.2

 Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as "believe," "expect," "anticipate," "estimate," "intend," "project," "plan," "likely," "may," "should" or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, initiation or completion of strategic initiatives, including our ability to realize the intended benefits of the spinoff of the LoyaltyOne® segment, future dividend declarations, and future economic conditions, including, but not limited to, market conditions, inflation, developments in the geopolitical environment, including the war in Ukraine, and the ongoing effects of the global COVID-19 pandemic, which remain difficult to predict.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.  Non-GAAP Financial Measures  We prepare our Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). However, certain information included within this presentation, constitutes non-GAAP financial measures. Our calculations of non-GAAP financial measures may differ from the calculations of similarly titled measures by other companies. In particular, Pre-tax pre-provision earnings (“PPNR”) is calculated by increasing Income from continuing operations before income taxes by Provision for credit losses. We use PPNR internally as a metric to evaluate our results of operations before income taxes, excluding the volatility that can occur within Provision for credit losses; we believe the use of this non-GAAP financial measure provides additional clarity in understanding our results of operations and trends. For a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, please see the financial tables and information that follows. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the financial tables and information that follows.  ©2022 Bread Financial  2

 3   A tech-forward financial services company providing simple, personalized payment, lending, and saving solutions  ©2022 Bread Financial

 Proactive risk management Prudent balance sheet management Disciplined expense management  Our Ongoing Business Transformation    Leading provider of tech-forward payment, lending, and saving solutions  4  Key Foundational Elements  Expanding our product suite and direct-to-consumer offerings    Enhancing our core technology and digital capabilities    Improving our capital ratios and reducing our leverage    Increasing emphasis on Environmental, Social, and Governance    ©2022 Bread Financial

 Continued progress toward our long-term financial goalsRebranded to Bread Financial to reflect our broad suite of digitally-enabled payment, lending, and saving solutions focused on consumer choice, ease, and trustConsistent double-digit sales growth, up 14% versus 1Q21Growth continues to accelerate as average and end-of-period loans increased 5% and 8%, respectively, versus 1Q21Focused on profitable growth with robust business development activities and pipeline opportunities  Monitoring macroeconomic environment & consumer healthClosely monitoring impact from inflation, rising interest rates, and changes in spending and saving habitsConsumer financial health remains stronger than pre-pandemic levelsProactive credit risk management is a key tenet of our strategyDiversified products and brand partner verticals reduce our risk, improving our credit profile  ©2022 Bread Financial | Confidential & Proprietary  5  Key Highlights  ©2022 Bread Financial  5

Business Development Highlights

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Brand Partner Announcements & Renewals

Harley-Davidson Motor Company

Victoria's Secret

LendingClub

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Motivo – Independence by Design.

leesa

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    Financial Results  ($ in millions, except per share amounts)  1Q22  1Q21    $ Change    % Change    Income from continuing operations, net of taxes  $211  $268    $(57)    (21)  %  (Loss) income from discontinued operations, net of taxes  (1)  18    (19)    (102)    Net income  $210  $286    $(76)    (26)  %  *************************************************************************************************************************************                Net income per diluted share from continuing operations  $4.21  $5.38    $(1.17)    (22)  %  Net (loss) income per diluted share from discontinued operations  (0.01)  0.36    (0.37)    (103)    Net income per diluted share  $4.20  $5.74    $(1.54)    (27)  %                  Weighted average shares outstanding – diluted (in millions)  50.0  49.8            7           ©2022 Bread Financial

   First Quarter 2022 Financial HighlightsContinuing Operations  8  Credit sales of $6.9 billion were up 14% versus 1Q21First quarter average loans of $16.7 billion were up 5% versus 1Q21Revenue increased 15% versus 1Q21, while total non-interest expenses increased 6%Net income from continuing operations of $211 million was down 21% versus 1Q21, as PPNR growth was more than offset by a significantly lower reserve release in 1Q22Credit metrics remained strong with a delinquency rate of 4.1% and a net loss rate of 4.8% for the quarter  $921 million  Revenue  $211 million  Net Income from Continuing Operations  $4.21  Diluted EPSfrom Continuing Operations  8  ©2022 Bread Financial

 Financial Results – Continuing Operations  ($ in millions, except per share)  1Q22  1Q21    $ Change    % Change      2022 YTD  FY21    % Change     Total interest income  $1,068  $942    $126    13%      $3,868    (2)  %   Total interest expense  79  107    (28)    (26)        383    (23)    Net interest income  989  835    154    18        3,485    1                                 Total non-interest income  (68)  (33)    (35)    108        (213)    38                                Revenue  921  802    119    15        3,272    (1)                                 Net principal losses  199  198    1    1        720    (34)     Reserve build (release)  (6)  (165)    159    nm        (176)    nm     Provision for credit losses  193  33    160    nm        544    (57)                                 Total non-interest expenses  426  402    24    6        1,684    (3)                                Income before income taxes  302  367    (65)    (18)        1,044    247                                 Provision for income taxes  91  99    (8)    (7)        247    168                                Net income  $211  $268    $(57)    (21)  %      $797    283  %                               Net income per diluted share  $4.21  $5.38    $(1.17)    (22)  %      $15.95    267  %   Weighted average shares outstanding – diluted  50.0  49.8    0.2    0%      50.0    4%  ************************************************************************************************************************                            Pre-tax pre-provision earnings (“PPNR”)*  $495  $400    $95    24%      $1,588    1%  * Pre-tax pre-provision earnings is a non-GAAP financial measure.  nm – not meaningful  9  +24%  ©2022 Bread Financial

 Net Interest Margin    Average interest-bearing liabilities ($ in billions)    Loan yield Avg. earning asset yield Net interest margin   Cost of total int.-bearing liab. Cost of deposits  Average interest-earning assets ($ in billions)  10  ©2022 Bread Financial

 Credit Quality and Allowance  Reserve Rate ($ in millions)  Net Loss Rate  Delinquency Rate  5 year Max rate: 7.6%  5 year Min rate: 3.9%  5 year Avg rate: ~6.0%  * Calculated as the percentage of the Allowance for credit losses to end-of-period Credit card and other loans.  Revolving Credit Risk Distribution(Vantage score)  5 year Max rate: 6.0%  5 year Avg rate: ~5.0%  5 year Min rate: 3.3%  11  ©2022 Bread Financial

2022 Financial Outlook

Full Year 2021 Actuals	Full Year 2022 Outlook	Commentary
Average loans $15,656 million	Up low double digits	• Continued sales momentum and net partner additions driving strong profitable growth • On a year-over-year basis, expect year-end loan growth to be stronger than full year average loan growth given success of new business development activities in 2022 • Outlook includes new signings, both announced & unannounced, expected to add incremental year-end balances of greater than $2 billion
Revenue $3,272 million	Aligned with loan growth	• Net interest income growth is expected to be favorable to full year average loan growth year-over-year, with a nominal benefit from continued Federal Reserve rate hikes in 2022 • Non-interest income year-over-year change is expected to partially offset the favorability in Net interest income (financial impacts from divesting our interest in LVI* are not included in the outlook)
Total non-interest expenses $1,684 million	Positive operating leverage	• Includes a planned incremental strategic investment of more than $125 million in technology modernization, digital advancement, marketing, and product innovation driving future growth and efficiencies • We expect expenses will increase sequentially each quarter throughout 2022 • We will manage the pace of our investments to align with our revenue & growth outlook
Net loss rate 4.6%	Low-to-mid 5% range	• Expect credit metrics to normalize in 2022 off of historically low rates, yet remain below our historical through-the-cycle average of ~6.0%

**Bread Financial has a 19% ownership stake in Loyalty Ventures Inc.*

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 Appendix  ©2022 Bread Financial | Confidential & Proprietary  13

 Average Loans and Credit Sales  ($ in billions)    Loans continue to inflect higher with strong year-over-year credit sales growth providing momentum  14  ©2022 Bread Financial

 Total Non-Interest Expenses  $ in millions  +6%  Total non-interest expenses were up 6% versus 1Q21Employee compensation and benefit costs increased 13%, primarily driven by increased salaries, continued digital and technology modernization-related hiring, and higher volume-related staffing levels.Marketing expenses decreased primarily due to timing of marketing spend in the current year and higher marketing costs related to card program enhancements in 1Q21.Other expenses increased primarily due to legal and other business activity costs.  -4%  5%  13%  8%  (27)%  (16)%  20%  15  ©2022 Bread Financial

 Summary Financial HighlightsContinuing Operations  ($ in millions)  1Q22  1Q21  1Q22 vs    4Q21  1Q22 vs    2022 YTD  FY21  2022 YTD vs        1Q21      4Q21        FY21  Credit sales  $6,887  $6,043  14%    $8,778  (22)%      $29,603  20%  Average credit card and other loans  $16,650  $15,785  5%    $16,086  4%      $15,656  (4)%  End-of-period credit card and other loans  $16,843  $15,537  8%    $17,399  (3)%      $17,399  4%  End-of-period direct-to-consumer deposits  $3,561  $2,152  66%    $3,180  12%      $3,180  87%                        Return on average assets(1)  4.0%  4.9%  (0.9)%    1.1%  2.9%      3.6%  2.7%  Return on average equity(2)  38.5%  66.3%  (27.8)%    11.1%  27.4%      40.7%  24.0%                        Net interest margin(3)  19.4%  17.7%  1.7%    18.8%  0.6%      18.2%  1.4%  Loan yield(4)  25.6%  23.8%  1.8%    25.2%  0.4%      24.7%  0.7%                        Efficiency ratio(5)  46.2%  50.1%  (3.9)%    50.0%  (3.8)%      51.5%  (1.0)%                        Tangible book value per common share(6)  $31.87  $21.32  49.5%    $28.09  13.5%      $28.09  71.9%  Tangible common equity / tangible assets ratio (TCE/TA) (7)  7.8%  5.2%  2.6%    6.6%  1.2%      6.6%  2.9%  Cash dividend declared per common share  $0.21  $0.21  —%    $0.21  —%      $0.84  (33.3)%                        30+ day delinquency rate  4.1%  3.8%  0.3%    3.9%  0.2%      3.9%  (0.5)%  Net loss rate  4.8%  5.0%  (0.2)%    4.4%  0.4%      4.6%  (2.0)%  Reserve rate  10.8%  11.9%  (1.1)%    10.5%  0.3%      10.5%  (1.5)%  (1) Return on average assets represents annualized Income from continuing operations divided by average Total assets.  (2) Return on average equity represents annualized Income from continuing operations divided by average Total stockholders’ equity.  (3) Net interest margin represents annualized Net interest income divided by average total interest-earning assets.    (4) Loan yield represents annualized Interest and fees on Credit card and other loans divided by Average credit card and other loans.(5) Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income.  (6) Tangible book value per common share represents Total stockholders’ equity less Intangible assets, net, and Goodwill divided by shares outstanding.  (7)Tangible common equity represents Total stockholders’ equity less Intangible assets, net, and Goodwill. Tangible assets represents Total assets less Intangible assets, net, and Goodwill.  16  ©2022 Bread Financial

 (1) Return on average assets represents annualized Income from continuing operations divided by average Total assets.  (2) Return on average equity represents annualized Income from continuing operations divided by average Total stockholders’ equity.  (3) Net interest margin represents annualized Net interest income divided by average total interest-earning assets.    Summary Financial HighlightsContinuing Operations  ($ in millions)  1Q20  2Q20  3Q20  4Q20  1Q21  2Q21  3Q21  4Q21  1Q22    2022 YTD  FY21  Credit sales  $6,099  $4,799  $6,152  $7,657  $6,043  $7,401  $7,380  $8,778  $6,887      $29,603   Year-over-year change  (3)%  (36)%  (21)%  (18)%  (1)%  54%  20%  15%  14%      20%  Average credit card and other loans  $18,294  $16,116  $15,300  $15,759  $15,785  $15,282  $15,471  $16,086  $16,650      $15,656   Year-over-year change  9%  (4)%  (12)%  (13)%  (14)%  (5)%  1%  2%  5%      (4)%  End-of-period credit card and other loans  $17,732  $15,809  $15,599  $16,784  $15,537  $15,724  $15,690  $17,399  $16,843      $17,399   Year-over-year change  5%  (10)%  (13)%  (14)%  (12)%  (1)%  1%  4%  8%      4%  End-of-period direct-to-consumer deposits  $1,192  $1,843  $1,707  $1,700  $2,152  $2,398  $3,052  $3,180  $3,561      $3,180   Year-over-year change  nm*  144%  57%  46%  81%  30%  79%  87%  66%      87%                            Return on average assets(1)  —%  0.3%  2.1%  1.4%  4.9%  4.8%  3.7%  1.1%  4.0%      3.6%  Return on average equity(2)  (0.2)%  7.0%  37.2%  21.3%  66.3%  56.4%  38.0%  11.1%  38.5%      40.7%                            Net interest margin(3)  19.5%  13.7%  16.1%  17.8%  17.7%  17.3%  18.9%  18.8%  19.4%      18.2%  Loan yield(4)  26.6%  21.3%  23.9%  24.1%  23.8%  23.9%  25.6%  25.2%  25.6%      24.7%                            Efficiency ratio(5)  40.4%  60.6%  51.0%  63.4%  50.1%  55.5%  50.6%  50.0%  46.2%      51.5%                            Tangible book value per common share(6)  $15.41  $16.99  $20.68  $16.34  $21.32  $27.12  $31.18  $28.09  $31.87      $28.09  Tangible common equity / Tangible assets ratio (TCE/TA) (7)  3.1%  3.6%  4.7%  3.7%  5.2%  6.4%  7.2%  6.6%  7.8%      6.6%  Cash dividend declared per common share  $0.63  $0.21  $0.21  $0.21  $0.21  $0.21  $0.21  $0.21  $0.21      $0.84                            30+ day delinquency rate  6.0%  4.3%  4.7%  4.4%  3.8%  3.3%  3.8%  3.9%  4.1%      3.9%  Net loss rate  7.0%  7.6%  5.8%  6.0%  5.0%  5.1%  3.9%  4.4%  4.8%      4.6%  Reserve rate  12.1%  13.3%  13.3%  12.0%  11.9%  10.4%  10.5%  10.5%  10.8%      10.5%  *nm – not meaningful  17  ©2022 Bread Financial  (4) Loan yield represents annualized Interest and fees on Credit card and other loans divided by Average credit card and other loans.(5) Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income.  (6) Tangible book value per common share represents Total stockholders’ equity less Intangible assets, net, and Goodwill divided by shares outstanding.  (7)Tangible common equity represents Total stockholders’ equity less Intangible assets, net, and Goodwill. Tangible assets represents Total assets less Intangible assets, net, and Goodwill.

 Financial ResultsContinuing Operations          ($ in millions, except per share)  1Q20  2Q20  3Q20  4Q20  1Q21  2Q21  3Q21  4Q21  1Q22    2022 YTD  FY21   Total interest income  $1,227  $860  $915  $950  $942  $915  $994  $1,017  $1,068      $3,868   Total interest expense  146  127  114  112  107  100  91  84  79      383  Net interest income  1,081  733  801  838  835  815  903  933  989      3,485                             Total non-interest income  (11)  (28)  (47)  (69)  (33)  (51)  (52)  (78)  (68)      (213)                            Revenue  1,070  705  754  769  802  764  851  855  921      3,272                             Net principal losses   320    305    223    235    198    194    152    176   199       720    Reserve build (release)  336   (55)  (16)  (82)  (165)  (208)  9   187  (6)         Provision for credit losses  656  250  207  153  33  (14)  161  363  193      544                             Total non-interest expenses  432  427  385  487  402  424  431  427  426      1,684                            (Loss) income before income taxes  (18)  28  162  129  367  354  259  65  302      1,044                             (Benefit) provision for income taxes  (17)  8  47  55  99  91  53  4  91      247                            Net (loss) income  $(1)  $20  $115  $74  $268  $263  $206  $61  $211      $797                             Net (loss) income per diluted share  $(0.01)  $0.41  $2.41  $1.54  $5.38  $5.25  $4.11  $1.21  $4.21      $15.95   Weighted average shares outstanding – diluted   47.7  47.7  47.8  48.4  49.8  50.0  50.0  50.0  50.0      50.0  **************************************************************************************************************************************************************************                          Reconciliation of GAAP to Non-GAAP Financial Measures:                          (Loss) income before income taxes  $(18)  $28  $162  $129  $367  $354  $259  $65  $302      $1,044   Provision for credit losses  656  250  207  153  33  (14)  161  363  193      544  Pre-tax pre-provision earnings (“PPNR”)*  $638  $278  $369  $282  $400  $340  $420  $428  $495      $1,588   Gain on portfolio sales  20  —  —  —  —  —  10  —  —       10  PPNR less gain on portfolio sales*  $618  $278  $369  $282  $400  $340  $410  $428  $495      $1,578  * Pre-tax pre-provision earnings and Pre-tax pre-provision earnings less gain on portfolio sales are non-GAAP financial measures.   18  ©2022 Bread Financial

 Net Interest Margin    1Q22                YTD 2022      ($ in millions)  Average Balance    Interest Income / Expense    Average Yield / Rate    Average Balance    Interest Income / Expense    Average Yield / Rate   Cash and investment securities  $3,794    $2    0.3%    $3,480    $7    0.21%   Credit card and other loans  16,650    1,066    25.6%    15,656    3,861    24.66%  Total interest-earning assets  20,444    1,068    20.9%    19,136    3,868    20.21%                           Direct-to-consumer deposits (retail)  3,278    6    0.8%    2,490    23    0.91%   Wholesale deposits  7,523    28    1.5%    7,509    144    1.92%  Interest-bearing deposits  10,801    34    1.3%    9,999    167    1.67%                           Secured borrowings  4,994    20    1.6%    4,596    112    2.43%   Unsecured borrowings  2,004    25    5.0%    2,699    104    3.84%  Interest-bearing borrowings  6,998    45    2.6%                                      Total interest-bearing liabilities  $17,799    $79    1.8%    $17,294    $383    2.21%                          Net Interest Income      $989            $3,485                              Net interest margin*      19.4%            18.21%      * Net interest margin represents annualized Net interest income divided by average Total interest-earning assets.   19  ©2022 Bread Financial

Capital and Liquidity

Parent Level:

- Liquidity as of March 31, 2022, of $0.8 billion, consisting of cash on hand plus revolver capacity

Bank Level (Banks Combined):

- As of March 31, 2022, the banks finished the quarter with $2.9 billion in cash on hand and $3.3 billion in equity
- Total risk based capital ratio at 22.1% - over double the 10% threshold to be considered well-capitalized; CET1 at 20.8%
- Funding in place for expected growth outlook – with continued long-term strategic focus on retail deposit growth

Tangible Common Equity/ Tangible Assets Ratio(1)



+2.6%
5.2%
7.8%
3/31/2021
3/31/2022

Banks Combined Capital Ratios	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22
Common equity tier 1 capital ratio(2)	15.9%	18.3%	18.8%	18.4%	21.0%	22.1%	22.6%	20.0%	20.8%
Tier 1 capital ratio(3)	15.9%	18.3%	18.8%	18.4%	21.0%	22.1%	22.6%	20.0%	20.8%
Total risk-based capital ratio(4)	17.3%	19.7%	20.1%	19.7%	22.3%	23.4%	23.9%	21.3%	22.1%
Tier 1 leverage capital ratio(5)	12.8%	14.2%	16.1%	17.1%	17.8%	19.2%	19.5%	18.6%	18.2%

Capital Priorities

- Support Profitable Growth & Growth Investments
- Improve Capital Metrics
- Efficient Return of Capital to Shareholders

(1) Tangible common equity represents Total stockholders' equity less Intangible assets, net, and Goodwill. Tangible assets represents Total assets less Intangible assets, net, and Goodwill.
(2) The Common equity tier 1 capital ratio represents common equity tier 1 capital divided by total risk-weighted assets.
(3) The Tier 1 capital ratio represents tier 1 capital divided by total risk-weighted assets.
(4) The Total risk-based capital ratio represents total capital divided by total risk-weighted assets.
(5) The Tier 1 leverage capital ratio represents tier 1 capital divided by total assets for leverage ratio.

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Sales and New Account Data  In-store vs. Digital Sales  Digital includes all non-store new accounts and Bread  $ in billions  In-store vs. Digital New Accounts  in millions  21  ©2022 Bread Financial      Digital  In-store